                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) August 14, 2006
                                                           ------------

                            MORGAN GROUP HOLDING CO.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                  333-73996               13-4196940
--------------------------------------------------------------------------------
         (State of other        (Commission File        (IRS Employer
         Jurisdiction of          Number)               Identification)
         Incorporation)

                  401 Theodore Fremd Avenue Rye, New York 10580
--------------------------------------------------------------------------------
                (Address of Principal Executive Offices) Zip Code

        Registrant's Telephone Number, Including Area Code: 914-921-1877
                                                            ------------

ITEM 7.01.  REGULATION FD DISCLOSURE.

EXPLANATION FOR FAILURE TO ACCOMPANY MARCH 31, 2006, FORM 10-Q WITH RULE
15D-14 AND SECTION 906 CERTIFICATIONS

Morgan Group Holding Co.  ("Holdings") is a holding company that has a 64.2%
ownership  interest  and a 77.6%  voting  interest  in The  Morgan  Group,  Inc.
("Morgan").

On August 11, 2006,  Holdings  filed its  Quarterly  Report on Form 10-Q for the quarter ended June 30, 2006 (the "Form 10-Q").  The  certifications  of periodic
Financial  reports  required under Rule 15d-4  promulgated  under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and Section 906(a) of the
Sarbanes-Oxley Act of 2002 did not accompany the Form 10-Q.

On  October  3, 2002,  Morgan  closed  down its  operations  when its  liability insurance expired and it was unable to secure replacement insurance.  On October
18,  2002,  Morgan  and two of its  operating  subsidiaries  (collectively,  the
"Debtors")  filed  voluntary  petitions  under  Chapter 11 of the United  States
Bankruptcy Code (the "Bankruptcy") in the United States Bankruptcy Court for the
Northern District of Indiana, South Bend Division. The Debtors intend to conduct an orderly liquidation of their assets.

As a result of the  Bankruptcy,  Morgan's  corporate,  financial and  accounting staff were substantially  eliminated.  On November 12, 2002, Morgan filed a Form
15 with the  Securities  and Exchange  Commission to terminate its  registration under Section 12(g) of the Exchange Act.

On April 29, 2003, Holdings,  individually and on behalf of all others similarly situated,  commenced an action against Ernst & Young LLP,  among others,  in the
United States District Court,  Southern District of New York. The allegations in the  lawsuit  do not  relate to the  audit by Ernst & Young of any of  Holdings'
financial  statements  but rather to the audit by Ernst & Young of the financial statements of Morgan.

By letter dated May 2, 2003, Ernst & Young LLP confirmed that the client-auditor relationship  between  Holdings  and  Ernst & Young  ceased.  Because  Holdings'
interim financial  statements  contained in the Form 10-Q have not been reviewed by independent  public  accountants as required by Regulation S-X, the Form 10-Q does not fully  comply with the  requirements  of Section  13(a) or 15(d) of the
Exchange Act and  therefore  neither the chief  executive  officer nor the chief financial officer of Holdings are able to make the required certifications.

                                       -1-

                                    SIGNATURE

Pursuant to requirements of the Securities  Exchange Act of 1934, the Registrant
has  duly  caused  this  current  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                                   Morgan Group Holding Co.

                                                   /s/ Robert E. Dolan
                                                  --------------------
                                                  Robert E. Dolan
                                                  Chief Financial Officer

Date: August 14, 2006

                                       -2-